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                                  EXHIBIT 10.2


                         STANDARD FORM COMMERCIAL LEASE


1.  PARTIES               Technology Properties Associates of 121 Middlesex
                          Turnpike, Burlington, MA 01803 LESSOR, which expression shall include its heirs, successors, and assigns where the context so admits, does hereby lease to VIP Calling, Inc., 5 Manchester Road, Winchester,
                          MA 01890. LESSEE, which expression shall include its successors, executors, administrators, and assigns where the context so admits, and the LESSEE hereby leases the following described premises:

2.  PREMISES              A suite of offices comprised of approximately two
                          thousand five hundred (2,500) square feet of gross rentable space on the first floor at 121 Middlesex
                          Turnpike, Burlington, MA with office layout as shown in Attachment 1, together with the right to use in common, with others entitled thereto, the hallways, stairways, and elevators, necessary for access to said leased premises, and lavatories nearest thereto. Space is to be taken as is subject to completion by LESSOR of improvements described in Paragraph 22.5.

3.  TERM                  The term of this lease shall be for two (2) years
                          commencing on April 1, 1997 and ending on March 31, 1999 or as extended by paragraph 22.4.

4.  RENT                  The LESSEE shall pay to the LESSOR base rent at the
                          rate of:

                                          Period                    Monthly Rent
                                          ------                    ------------

                          1. April 1, 1997   - September 30, 1997    $2,500/mo.
                          2. October 1, 1997 - March 31,1998         $3,125/mo.
                          3. April 1,1998    - March 31, 1999        $3,400/mo.

                          Rent shall be payable in advance in monthly installments on the first day of the month. LESSEE shall pay a late payment penalty of 5% for rent not paid by the 10th of the month for which rent is due.

5.  SECURITY              Upon the execution of this Lease, the LESSEE shall pay
    DEPOSIT               to the LESSOR the amount of $3,125 dollars, which
                          shall be held as a security for the LESSEE's performance as herein provided and refunded to the LESSEE within thirty days after the termination of this Lease subject to the LESSEE's satisfactory compliance with the conditions hereof.

6.  RENT                  (1) LESSEE agrees that in the event the "Consumer
                          Price Index for Urban Wage Earners and Clerical
    A. CONSUMER           Workers, U.S. City Average, All Items (1967 = 100)"
       PRICE              (Hereinafter referred to as the "Price Index")
       ESCALATION         published by the Bureau of Labor Statistics of the
                          United States Department of Labor, or any comparable successor or substitute index designated by the LESSOR appropriately adjusted, reflects an increase in the cost of living over and above the cost of living as reflected by the Price Index for the month of March
                          1998 (hereinafter called the "Base Price Index"), the
                          Basic Rent shall be adjusted in accordance with sub-paragraph (2) of this Article.

                          (2) Commencing as of the first anniversary of the Term Commencement Date, there shall be an adjustment (hereinafter referred to as "Adjustment") in the Basic Rent calculated by multiplying the Basic Rent set forth in Article 4 of the lease by a fraction, the numerator of which shall be the Price Index for the month of March 1998 and the denominator of which (for each such fraction) shall be the Base Price Index; PROVIDED, HOWEVER, no Adjustment shall reduce the Basic Rent as previously payable in accordance with this Article or in Article 4 of this lease.


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                          (3) In the event the Price Index ceases to use the
                          1967 average of 100 as the basis of calculation, or if a substantial change is made in the terms or number of items contained in the Price Index, then the Price Index shall be adjusted to the figure that would have been arrived at had the manner of computing the Price Index in effect at the date of this lease not been changed.

7.  UTILITIES             The LESSEE shall pay to the LESSOR on the first day of
                          each month an electricity charge at a rate of $1.25/sq ft/yr or $260/month. The LESSOR agrees to provide all other utility service and to furnish reasonable hot and cold water and reasonable heat and air conditioning to the leased premises, the hallways, stairways, elevators and lavatories during normal business hours on regular business days of the heating and air conditioning seasons of each year, to furnish elevator service and to light passageways and stairways during business hours, and to furnish such public area cleaning service as is customary in similar buildings in said city or town, all subject to interruption due to any accident, to the making of repairs, alterations or improvements, to labor difficulties, to trouble in obtaining fuel, electricity, service, or supplies from the sources from which they are usually obtained for said building, or to any cause beyond the LESSOR's control.
                          LESSOR shall have no obligation to provide utilities or equipment other than the utilities and equipment within the premises as of the commencement date of this Lease. In the event LESSEE requires additional utilities or equipment, the installation and maintenance thereof shall be the LESSEE's sole obligation, provided that such installation shall be subject to the written consent of the LESSOR.

8.  USE OF LEASED         The LESSEE shall use the leased premises only for the
    PREMISES              purpose of a business office.

9.  COMPLIANCE            The LESSEE acknowledges that no trade or occupation
    WITH LAWS             shall be conducted in the leased premises or use made
                          thereof which will be unlawful, improper, noisy or offensive, or contrary to any law or any municipal by-law or ordinance in force in the city or town in which the premises are situated.

10. FIRE                  The LESSEE shall not permit any use of the leased
    INSURANCE             premises which will make voidable any insurance on the
                          property of which the leased premises are a part, or on the contents of said property or which shall be contrary to any law or regulation from time to time established by the New England Fire Insurance Rating
                          Association, or any similar body succeeding to its powers. The LESSEE shall on demand reimburse the LESSOR, and all other tenants, all extra insurance premiums caused by the LESSEE's use of the premises.

11. MAINTENANCE           The LESSEE agrees to maintain the leased premises in
                          good condition, damage by fire and other casualty only
    A. LESSEE'S           excepted, and whenever necessary, to replace plate
       OBLIGATIONS        glass and other glass therein, acknowledging that the
                          leased premises are now in good order and the glass whole. The LESSEE shall not permit the leased premises to be overloaded, damaged, stripped, or defaced, nor suffer any waste. LESSEE shall obtain written consent of LESSOR before erecting any sign on the premises.
                          All LEESEE signs shall be paid for by LESSEE.

                          The LESSOR agrees to maintain the structure of the building of which the leased premises are a part in the same condition as it is at the commencement of the term or as it may be put in during the term of this lease, reasonable wear and tear, damage by fire and other casualty only excepted, unless such maintenance is required because of the LESSEE or those for whose conduct the LESSEE is legally responsible.


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12. ALTERATIONS -         The LESSEE shall not make structural alterations or
    ADDITIONS             additions to the leased premises, but may make
                          non-structural alterations provided the LESSOR consents thereto in writing, which consent shall not be unreasonably withheld or delayed. All such allowed alterations shall be at LESSEE's expense and shall be in quality at least equal to the present construction.
                          LESSEE shall not permit any mechanics' liens, or similar liens, to remain upon the leased premises for labor and material furnished to LESSEE or claimed to have been furnished to LESSEE in connection with work of any character performed at the direction of LESSEE and shall cause any such lien to be released of record forthwith without cost to LESSOR. Any alterations or improvements made by the LESSEE shall become the property of the LESSOR at the termination of occupancy as provided herein.

13. ASSIGNMENT -          The LESSEE shall not assign or sublet the whole or any
    SUBLEASING            part of the leased premises without LESSOR's prior
                          written consent, which consent shall not be unreasonably withheld or delayed. Notwithstanding such consent, LESSEE shall remain liable to LESSOR for the payment of all rent and for the full performance of the covenants and conditions of this lease.

14. SUBORDINATION         This lease shall be subject and subordinate to any and
                          all mortgages, deeds of trust and other instruments in the nature of a mortgage, now or at any time hereafter, a lien or liens on the property of which the leased premises are a part and the LESSEE shall, when requested, promptly execute and deliver such written instruments as shall be necessary to show the subordination of this lease to said mortgages, deeds of trust or other such instruments in the nature of a mortgage.

15. LESSOR'S              The LESSOR or agents of the LESSOR may, at reasonable
    ACCESS                times, enter to view the leased premises and may
                          remove placards and signs not approved and affixed as herein provided, and make repairs and alterations as LESSOR should elect to do and may show the leased premises to others, and at any time within four (4)) months before the expiration of the term, may affix to any suitable part of the leased premises a notice for letting or selling the leased premises or property of which the leased premises are a part and keep the same so affixed without hindrance or molestation.

16. INDEMNIFICATION       The LESSEE shall save the LESSOR harmless from all
    AND LIABILITY         loss and damage occasioned by the use or escape of
                          water or by the bursting of pipes, as well as from any claim or damage resulting from neglect in not removing snow and ice from the roof of the building, or by any nuisance made or suffered on the leased premises, unless such loss is caused by the neglect of the LESSOR. The removal of snow and ice from the sidewalks bordering upon the leased premises shall be LESSOR'S responsibility.

17. LESSEE'S              The LESSEE shall maintain with respect to the leased
    LIABILITY             premises and the property of which the leased premises
    INSURANCE             are a part comprehensive public liability insurance in
                          the amount of $500,000/$1,000,000 with property damage insurance in limits of $500,000 in responsible companies qualified to do business in Massachusetts and in good standing therein insuring the LESSOR as well as LESSEE against injury to persons or damage to property as provided. The LESSEE shall deposit with the LESSOR certificates for such insurance at or prior to the commencement of the term, and thereafter within thirty (30) days prior to the expiration of any such policies. All such insurance certificates shall provide that such policies shall not be cancelled without at least ten (10) days prior written notice to each assured named therein.

18. FIRE                  Should a substantial portion of the leased premises,
    CASUALTY -            or of the property of which they are a part, be
    EMINENT               substantially damaged by fire or other casualty, or be
    DOMAIN                taken by eminent domain, the LESSOR may elect to
                          terminate this lease. When such fire, casualty, or taking renders the leased premises


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                          substantially unsuitable for their intended use, a
                          just and proportionate abatement of rent shall be made, and the LESSEE may elect to terminate this lease if:

                            (a) The LESSOR fails to give written notice within thirty (30) days of intention to restore leased premises, or

                            (b) The LESSOR fails to restore the leased premises to a condition substantially suitable for their intended use within one hundred twenty (120) days of said fire, casualty or taking.

                            (c) The casualty occurs in the last six (6) months of the lease term.

                          The LESSOR reserves, and the LESSEE grants to the LESSOR, all rights which the LESSEE may have for damages or injury to the leased premises for any taking by eminent domain, except for damage to the LESSEE's fixtures, property, or equipment.

19. DEFAULT AND           In the event that:
    BANKRUPTCY
                            (a) The LESSEE shall default in the payment of any installment of rent or other sum herein specified and such default shall continue for ten (10) days after written notice thereof; or

                            (b) The LESSEE shall default in the observance or performance of any other of the LESSEE's covenants, agreements, or obligations hereunder and such default shall not be corrected within thirty (30) days after written notice thereof; or

                            (c)    LESSEE shall be declared bankrupt or
                                   insolvent according to law, or, if any
                                   assignment shall be made of LESSEE's property for the benefit of creditors,

                          then the LESSOR shall have the right thereafter, while such default continues, to re-enter and take complete possession of the leased premises, to declare the term of this lease ended, and remove the LESSEE's effects, without prejudice to any remedies which might be otherwise used for arrears of rent or other default. The LESSEE shall indemnify the LESSOR against all loss of rent and other payments which the LESSOR may incur by reason of such termination during the residue of the term. If the LESSEE shall default, after reasonable notice thereof, in the observance or performance of any conditions or covenants on LESSEE's part to be observed or performed under or by virtue of any of the provisions in any article of this lease, the LESSOR, without being under any obligation to do so and without thereby waiving such default, may remedy such default for the account and at the expense of the LESSEE. If the LESSOR makes any expenditures or incurs any obligations for the payment of money in connection therewith, including but not limited to, reasonable attorney's fees in instituting, prosecuting or defending any action or proceeding, such sums paid or obligations insured, with interest at the rate of 12 per cent per annum and costs, shall be paid to the LESSOR by the LESSEE as additional rent.

20. NOTICE                Any notice from the LESSOR to the LESSEE relating to
                          the leased premises or to the occupancy thereof, shall be deemed duly served, if left at the leased premises addressed to the LESSEE, or if mailed to the leased premises, registered or certified mail, return receipt requested, postage prepaid, addressed to the LESSEE.
                          Any notice from the LESSEE to the LESSOR relating to the leased premises or to the occupancy thereof, shall be deemed duly served, if mailed to the LESSOR by registered or certified mail, return receipt requested, postage prepaid, addressed to the LESSOR at such address as the LESSOR may from time to time advise in writing. All rent notices shall be paid and sent to the LESSOR at 121 Middlesex Turnpike, Burlington, MA 01803.

21. SURRENDER             The LESSEE shall at the expiration or other
                          termination of this lease remove all LESSEE's goods and effects from the leased premises, (including, without hereby limiting the generality of the foregoing, all signs and lettering affixed or painted by the LESSEE, either inside or outside the leased premises). LESSEE shall deliver to the LESSOR the leased premises and all keys, locks thereto, and other fixtures connected therewith and all alterations and additions made to or upon the leased premises, in


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                          good condition, damage by fire or other casualty only
                          excepted. In the event of the LESSEE's failure to remove any of LESSEE's property from the premises, LESSOR is hereby authorized, without liability to LESSEE for loss or damage thereto, and at the sole risk of LESSEE, to remove and store any of the property at LESSEE'S expense, or to retain same under LESSOR's control or to sell at public or private sale, without notice any or all of the property not so removed and to apply the net proceeds of such sale to the payment of any sum due hereunder, or to destroy such property.

22. OTHER                 22.1 Parking

                          LESSEE shall have two (2) assigned parking spaces in the underneath garage and shall have the right to use, jointly with other tenants on a "first come first serve" basis all unassigned parking spaces on the property.

                          22.2 Indemnification

                          From and after the commencement of this Lease, LESSEE shall indemnify and hold harmless LESSOR from and against any and all claims, damages, or liability whatsoever arising from LESSEE's use and occupancy of the Leased premises. LESSEE shall be solely responsible and liable for any and all injury, loss or damage to persons or property on or about the Demised Premises, except such injury, loss or damage as is caused by the neglect, fault or misconduct of the LESSOR, the LESSEE shall defend, save harmless and indemnify LESSOR from all claims arising on account of all injury, loss or damage for which LESSEE is responsible and liable as aforesaid.

                          22.3 Cleaning

                          LESSEE shall be responsible for cleaning its own space at no cost to LESSOR.

                          22.4 Automatic Extension

                          This Lease shall be automatically extended for one year commencing on March 31, 1999 unless the LESSEE exercises his option to terminate the Lease on March 31,1999 by sending written notice to be received by LESSOR no later than December 1, 1998. The terms and conditions of the extended Lease shall remain the same except the base rent which shall be $3,125/month plus all accumulated base rent adjustments per Paragraph 6 of this Lease. LESSOR has the option to terminate the Lease on March 31, 1999 by sending written notice to be received by LESSEE no later than December 1, 1998.

                          22.5 Leasehold Improvements

                          LESSOR agrees to pay for all costs incurred for constructing and finishing a new floor-to-ceiling wall as shown on Attachment I. This wall shall be completed by March 31, 1997.


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IN WITNESS WHEREOF, the said parties hereunto set their hands and seals this 26 day of February, 1997.

         LESSEE                             LESSOR

         VIP Calling, Inc.


         By: /s/ Ofer Gneezy                /s/ John Zvara
             ------------------------       ----------------------------------
             Ofer Gneezy, President         John Zvara
                                            Trustee of the J. Z. Realty Trust
                                            DBA Technology Properties Associates


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